                                  EXHIBIT 3.1
                                  -----------

                       The Commonwealth of Massachusetts
                           MICHAEL JOSEPH CONNOLLY
                              Secretary of State
                   ONE ASHBURTON PLACE, BOSTON, MASS: 02108
                                                          FEDERAL IDENTIFICATION
                       RESTATED ARTICLES OF ORGANIZATION
                                                          NO. 04-2680009
                                                          -------------------
                    General Laws, Chapter 156B, Section 74


   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  ----------

We,  Richard J. Egan                                      , President/xxxxxx and
     Samuel L. Black                                            ,Clerk/xxxxxx of

                                EMC Corporation
- --------------------------------------------------------------------------------
                             (Name of Corporation)

located at     12 Mercer Road, Natick, Massachusetts 01760
           ---------------------------------------------------------------------

do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted by written consent dated October 31, 1984, by vote of
    5,500,000   shares of  Common Stock   out of 5,500,000   shares outstanding,
    ----------           ----------------        ----------
                          (Class of Stock)
                shares of                 out of             shares outstanding,
    ----------           ----------------        ----------
                          (Class of Stock)
and             shares of                 out of             shares outstanding,
    ----------           ----------------        ----------
                          (Class of Stock)

being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:-

          1.  The name by which the corporation shall be known is:-

              EMC Corporation

          2.  The purposes for which the corporation is formed are as follows:-

  C  [ ]   (a)  To develop, manufacture and sell computer peripheral and
  P  [X]        enhancement equipment and related products and to engage in all
  M  [ ]        other lawful business related thereto.
  RA.[ ]
           (b)  To carry on any manufacturing, mercantile, selling, management, service or other business, operation or activity which may lawfully be carried on by a corporation organized under the Business Corporation Law of The Commonwealth of Massachusetts, whether or not related to those referred to in the foregoing paragraph.


         Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a lefthand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

     3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                      WITHOUT PAR VALUE                   WITH PAR VALUE
                      -----------------                   --------------
CLASS OF STOCK        NUMBER OF SHARES         NUMBER OF SHARES     PAR VALUE
- --------------        ----------------         ----------------     ---------
Preferred

Common                                           12,500,000            $.01

    *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:


         None




    *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:


         None




    *6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:


         See attached pages 6-A through 6-D



*If there are no such provisions, state "None".

- -----------------------
Other Lawful Provisions


     (a) The corporation may carry on any business, operation or activity referred to in Article 2 to the same extent as might an individual, whether as principal, agent, contractor or otherwise, and either alone or in conjunction or a joint venture or other arrangement with any corporation, association, trust, firm or individual.

     (b) The corporation may carry on any business, operation or activity throughout a wholly or partly owned subsidiary.

     (c) The corporation may be a partner in any business enterprise which it would have power to conduct by itself.

     (d) The directors may make, amend or repeal the bylaws in whole or in part, except with respect to any provision thereof which by law or the bylaws requires action by the stockholders.

     (e)  Meetings of the stockholders may be held anywhere in the United
States.

     (f) No stockholder shall have any right to examine any property or any books, accounts or other writings of the corporation if there is reasonable ground for belief that such examination will for any reason be adverse to the interests of the corporation, and a vote of the directors refusing permission to make such examination and setting forth that in the opinion of the directors such examination would be adverse to the interests of the corporation shall be prima facie evidence that such examination would be adverse to the interests of the corporation. Every such examination shall be subject to such reasonable regulations as the directors may establish in regard thereto.

     (g) The directors may specify the manner in which the accounts of the corporation shall be kept and may determine what constitutes net earnings, profits and surplus, what amounts, if any, shall be reserved for any corporate purpose, and what amounts, if any, shall be declared as dividends. Unless the board of directors otherwise specifies, the excess of the consideration for any share of its capital stock with par value issued by it over such par value shall be paid-in surplus. The board of directors may allocate to capital stock less than all of the consideration for any share of its capital stock without par value issued by it, in which case the balance of such consideration shall be paid-in surplus. All surplus shall be available for any corporate purpose, including the payment of dividends.

                                      6-A

     (h) The purchase or other acquisition or retention by the corporation of shares of its own capital stock shall not be deemed a reduction of its capital stock. Upon any reduction of capital or capital stock, no stockholder shall have any right to demand any distribution from the corporation, except as and to the extent that the stockholders shall have provided at the time of authorizing such reduction.

     (i) The directors shall have the power to fix from time to time their compensation. No person shall be disqualified from holding any office by reason of any interest. In the absence of fraud, any director, officer or stockholder of this corporation individually, or any individual having any interest in any concern which is a stockholder of this corporation, or any concern in which any of such directors, officers, stockholders or individuals has any interest, may be a party to, or may be pecuniarily or otherwise interested in, any contract, transaction or other act of this corporation, and

     (1) such contract, transaction or act shall not be in any way invalidated or otherwise affected by that fact;

     (2) no such director, officer, stockholder or individual shall be liable to account to this corporation for any profit or benefit realized through any such contract, transaction or act; and

     (3) any such director of this corporation may be counted in determining the existence of a quorum at any meeting of the directors or of any committee thereof which shall authorize any such contract, transaction or act, and may vote to authorize the same;

provided, however, that any contract, transaction or act in which any director or officer of this corporation is so interested individually or as a director, officer, trustee or member of any concern which is not a subsidiary or affiliate of this corporation, or in which any directors or officers are so interested as holders, collectively, of a majority of shares of capital stock or other beneficial interest at the time outstanding in any concern which is not a subsidiary or affiliate of this corporation, shall be duly authorized or ratified by a majority of the directors who are not so interested, to whom the nature of such interest has been disclosed and who have made any findings required by law;

                                      6-B
     the term "interest" including personal interest and interest as a director, officer, stockholder, shareholder, trustee, member or beneficiary of any concern;

     the term "concern" meaning any corporation, association, trust, partnership, firm, person or other entity other than this corporation; and

     the phrase "subsidiary or affiliate" meaning a concern in which a majority of the directors, trustees, partners or controlling persons is elected or appointed by the directors of this corporation, or is constituted of the directors or officers of this corporation.

To the extent permitted by law, the authorizing or ratifying vote of the holders of a majority of the shares of each class of the capital stock of this corporation outstanding and entitled to vote for directors at any annual meeting or a special meeting duly called for the purpose (whether such vote is passed before or after judgment rendered in a suit with respect to such contract, transaction or act) shall validate any contract, transaction or act of this corporation, or of the board of directors or any committee thereof, with regard to all stockholders of this corporation, whether or not of record at the time of such vote, and with regard to all creditors and other claimants under this corporation; provided, however, that

     A. with respect to the authorization or ratification of contracts, transactions or acts in which any of the directors, officers or stockholders of this corporation have an interest, the nature of such contracts, transactions or acts and the interest of any director, officer or stockholder therein shall be summarized in the notice of any such annual or special meeting, or in a statement or letter accompanying such notice, and shall be fully disclosed at any such meeting;

     B. the stockholders so voting shall have made any findings required by law;

     C. stockholders so interested may vote at any such meeting except to the extent otherwise provided by law; and

     D. any failure of the stockholders to authorize or ratify such contract, transaction or act shall not be deemed in any way to invalidate the same or to deprive this corporation, its directors, officers

                                      6-C
          or employees of its or their right to proceed with such contract, transaction or act.

No contract, transaction or act shall be avoided by reason of any provision of this paragraph (i) which would be valid but for such provision or provisions.

     (j) The corporation shall have all powers granted to corporations by the laws of The Commonwealth of Massachusetts, provided that no such power shall include any activity inconsistent with the Business Corporation Law or the general laws of said Commonwealth.

                                      6-D

     *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles
                                                                ----------------
2, 5 and 6
- --------------------------------------------------------------------------------
     (*If there are no such amendments, state "None".)



                  Briefly describe amendments in space below:


2. Article 2 has been amended to provide that the corporation's purposes include the transaction of any lawful business.

5. The provisions of Article 5 relating to stock transfer restrictions have been entirely deleted.

6. Article 6 was previously set forth as "None", but now sets forth a number of provisions for corporate governance.







IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of October in the year 1984


/s/ Richard J. Egan                                                   President
- --------------------------------------------------------------------

/s/ Samuel L. Black                                                       Clerk
- --------------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                      RESTATED ARTICLES OF ORGANIZATION
                   (General Laws, Chapter 156B, Section 74)


                 I hereby approve the within restated articles
              of organization and, the filing fee in the amount of $375.00 having been paid, said articles are deemed to have been filed with me this 13th day of November, 1984.



                                  /s/ Michael Joseph Connolly

                                      MICHAEL JOSEPH CONNOLLY
                                        Secretary of State


                        TO BE FILLED IN BY CORPORATION

           PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

           TO:
                      Gregg Amber, Esq.
                      Ropes & Gray
           ..........................................................
                      225 Franklin Street
           ..........................................................
                      Boston, MA 02110
           ..........................................................
           Telephone  423-6100
                    .................................................
                                             Copy Mailed Dec 10, 1984

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary  FEDERAL IDENTIFICATION
               ONE ASHBURTON PLACE, BOSTON, MASS. 02108   NO. 04-2680009
                                                          ----------------------
                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  ----------

We,  Richard J. Egan                                            , President and
     W. Paul Fitzgerald                                      Assistant Clerk of

                                EMC Corporation
- --------------------------------------------------------------------------------
                             (Name of Corporation)

located at     12 Mercer Road, Natick, MA 01760
           ---------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on February 26, 1986, by vote of

   10,680,000   shares of  Common Stock    out of 11,160,000 shares outstanding,
- ---------------           ----------------        ----------
                          (Class of Stock)

                shares of                  out of            shares outstanding,
- ---------------           ----------------        ----------
                          (Class of Stock)

and             shares of                  out of            shares outstanding,
   ------------           ----------------        ----------
                          (Class of Stock)


CROSS OUT  being at least XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
INAPPLI-   two-thirds of each class outstanding and entitled to vote thereon and
CABLE      of each class or series of stock whose rights are adversely affected
CLAUSE     thereby:-/1/

     The Articles of Organization are amended by adding to Section 6 a new subsection (K) as set forth on the next page.

C    [ ]
P    [ ]
M    [ ]

         /1/For amendments adopted pursuant to Chapter 156B, Section 70. /2/For amendments adopted pursuant to Chapter 156B, Section 71.

         Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

- -------------------------------------------------------------------------------
                       NO PAR VALUE            WITH PAR VALUE            PAR
KIND OF STOCK        NUMBER OF SHARES         NUMBER OF SHARES          VALUE
- -------------------------------------------------------------------------------
   COMMON                                      12,500,000               $.01
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
  PREFERRED
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


CHANGE the total to:

- -------------------------------------------------------------------------------
                       NO PAR VALUE            WITH PAR VALUE            PAR
KIND OF STOCK        NUMBER OF SHARES         NUMBER OF SHARES          VALUE
- -------------------------------------------------------------------------------
   COMMON                                      40,000,000               $.01
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
  PREFERRED
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                    ATTACHMENT TO ARTICLES OF AMENDMENT OF
                    EMC CORPORATION DATED FEBRUARY 26, 1986
                    ---------------------------------------

     (k). Certain Business Combinations.
          -----------------------------

     (1)  Special Voting Requirement for Certain Business Combinations. The
          ------------------------------------------------------------
approval or authorization of any Business Combination involving a Related Person shall require the affirmative vote of the holders of not less than (i) 80 percent of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class, and (ii) 67 percent of such shares held by Persons who are Disinterested Shareholders, voting together as a single class.

    (2)  Exceptions to Special Requirements. The requirements of Section (1) of
         ----------------------------------
this paragraph (k) shall not be applicable with respect to a particular Business Combination if:

         2.1  A majority of the Continuing Directors then in office have

         (A) expressly approved in advance either the acquisition of outstanding shares of stock, or the issue or sale by the corporation of shares of stock, that caused the Related Person involved in such Business Combination to become a Related Person, and

         (B) determined in advance of such acquisition or issue or sale that Section (1) of this paragraph (k) shall not be applicable to Business Combinations with such Related Person; or

         2.2. A majority of the Continuing Directors then in office have approved such Business Combination; or

         2.3. Each of the following conditions has been met with respect to such Business Combination:

              2.3.1.  Condition as to Amount of Consideration to be Received by
                      ---------------------------------------------------------
         All Shareholders. The aggregate amount of the cash, and the Fair
         -----------------
         Market Value, as of the date of consummation of such Business Combination, of the consideration other than cash (if any), to be received per share by holders of each class or series of the capital stock of the corporation in such Business Combination shall not be less than the greatest of

     (A) an amount equal to the greater of (i) the highest price paid for any share of such class or series by the Related Person involved in such Business Combination or any Affiliate thereof during the period commencing two years immediately prior to the date (the "Announcement Date") of the first public announcement proposing such Business Combination and ending on the Announcement Date, or (ii) the highest price paid in the transaction which caused such Related Person to become a Related Person, or

     (B) the greater of the Fair Market Value per share of such class or series determined as of (i) the Announcement Date, or (ii) the date of the transaction which caused such Related Person to become a Related Person, or
     (iii) in the case of any class or series of the Preferred Stock of the corporation, the highest preferential amount per share to which the holders of such class or series are entitled in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the corporation.

The price paid for any share of such capital stock shall be the amount of cash plus the Fair Market Value of any other consideration to be received therefor, determined at the time of payment thereof. The price determined in accordance with this Section 2.3.1 shall be subject to appropriate adjustment in the event of any intervening stock dividend, stock split, combination of shares or similar event with respect to such class or series. In the event of any Business Combination in which the corporation survives, the phrase "consideration to be received" as used in this Section 2.3 shall include the shares of capital stock of the corporation retained by the holders of such shares.

          2.3.2.  Condition as to Form of Consideration to be Received by all
                  -----------------------------------------------------------
     Shareholders. The consideration to be received by holders of a particular
     ------------
     class or series of the capital stock of the corporation shall be cash or in the same form as the Related Person or any Affiliate thereof previously paid for shares of such class or series; provided, however, that if the
                                              --------  -------
     Related Person or any Affiliate thereof has paid for shares of any such class or series with varying forms of consideration, the consideration for such class or series shall be either cash or the form of consideration used to acquire the largest number of shares of such class or series previously acquired by such Related Person or any Affiliate thereof.

3.  Definitions.  For purposes of this paragraph (k):
    -----------

     3.1. The term "Business Combination" shall mean any transaction or other arrangement meeting any of the following descriptions:

     (A) any merger or consolidation of the corporation or any of its Subsidiaries with or into (i) a Related Person or (ii) any other corporation which is, or after such merger or consolidation would be, an Affiliate of a Related Person;

     (B) any sale, lease, exchange, transfer or other disposition (including without limitation the creation of a mortgage or any other security device), in one transaction or a series of transactions, of any substantial part of the assets (including without limitation any voting securities of a Subsidiary of the corporation) or earning power of the corporation, or of a Subsidiary of the corporation, to a Related Person or an Affiliate of a Related Person;

     (C) any sale, lease, exchange, transfer or other disposition of any substantial part of the assets or earning power of a Related person, or an Affiliate of a Related Person, to the corporation or any of its Subsidiaries;

     (D) the issuance by the corporation (or any of its Subsidiaries) of any securities of the corporation (or of any of its Subsidiaries) to a Related Person or an Affiliate of a Related Person, other than under an employee benefit plan approved (i) prior to January 1, 1986 or (ii) after December 31, 1985 by a majority of the Continuing Directors then in office;

     (E) the acquisition by the corporation or any of its Subsidiaries of any securities of a Related Person or of any Affiliate of a Related Person;

     (F) any reclassification of securities (including any combination of shares), or recapitalization of the corporation or any other transaction (whether or not with or otherwise involving a Related Person or an Affiliate thereof) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any of its Subsidiaries which is directly or indirectly owned by any Related Person or any Affiliate of any Related Person;

     (G) any transaction (including a merger or consolidation of the corporation with or into any of its Subsidiaries) as a result of which the provisions of this paragraph (k) or substantially equivalent provisions would thereafter cease to be in effect; or

     (H) any agreement, contract or other arrangement providing for any of the foregoing transactions.

     3.2. The term "Related Person" shall include any individual, corporation, association, partnership, joint venture, trust, organization, business or government or any governmental agency or political subdivision thereof (each of the foregoing constituting a "Person") that together with its Affiliates owns in the aggregate 10% or more of the outstanding shares of the corporation's capital stock; provided, however, that none of the corporation, or any employee benefit
       --------  -------
plan of the corporation, or any trustee thereof acting in such capacity, shall be a "Related person" for any purpose of this paragraph (k).

     3.3. The term "substantial part", with respect to the assets or earning power of any Person, shall mean assets or earning power aggregating more than 50% of the assets (taken at asset value as stated on the books of such Person and determined in accordance with generally accepted accounting principals consistently applied) or earning power of such Person (on an individual basis) or such Person and its Subsidiaries (or a consolidated basis).

     3.4.  A Person shall be deemed to own any Common Stock:

           (A) of which such Person would be the beneficial owner, within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), as such Rule was in effect on December 31, 1985; or

           (B) of which such Person would be the beneficial owner, within the meaning of Section 16 of the Act and the rules of the Commission promulgated thereunder, as in effect on December 31, 1985; or

          (C) which such Person or any of its Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or

          (D) in the case of an individual, which such Person's relatives of the fourth degree of consanguinity or closer own, or would be deemed to own, pursuant to this provision.

     3.5. The term "Continuing Director" shall mean any director of the corporation who (A) is not an Affiliate of a Related Person and (B) either was
(i) a member of the Board of Directors of the corporation on February 26, 1986 or (ii) is recommended for his or her initial term of office by a majority of Continuing Directors in office at the time of such recommendation.

     3.6. The term "Affiliate", with respect to any Person, shall mean any other Person who is, or would be deemed to be, an "affiliate" or "associate" of such Person within the respective meanings ascribed to those terms in Rule 12b-2 promulgated by the Commission under the Act, as such Rule was in effect on December 31, 1985.

     3.7. The term "Subsidiary" shall mean any Person of which the corporation (or other specified parent) shall at the time own, directly or indirectly through a Subsidiary, at least 50% of the outstanding shares of capital stock (or other shares of beneficial interest) entitled to vote generally, or holds at least 50% of the partnership or similar interests.

     3.8. The term "Disinterested Shareholder" shall mean any holder of outstanding shares of the corporation's capital stock who is not a Related Person or an Affiliate of a Related Person.

     3.9. The term "Fair Market Value" shall mean: (A) in the case of a security, the highest Closing Price with respect to such security during the 30-day period immediately preceding the date in question and (B) in the case of property other than cash or securities, the fair market value of such property on the date in question as determined by the Board of Directors of the corporation in good faith (which determination shall be conclusive on all concerned if approved by a majority of the Continuing Directors then in office). For purposes of this Section 3.9, the "Closing Price" of any security on any business day shall be the last sale price, regular way, in respect to such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, with respect to such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or, if such security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if such security is not so listed or admitted to trading, the last quoted price with respect to such security, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to such security, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use; or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices with respect to such security, as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company in good faith; or, if no such market is available, the fair market value of such security as of such day as determined in good faith by the Board of Directors of the corporation (which determination shall be conclusive on all concerned if approved by a majority of the Continuing Directors then in office).

     (4)  Amendment. This paragraph (k) (including the provisions set forth in
          ---------
this Section (4) may not be amended in any respect or repealed, unless such action is approved by the affirmative vote of the holders of at least 80 percent of the outstanding shares of the corporation's capital stock entitled to vote in an election of directors, voting as a single class provided, however, that if
                                                   --------  -------
there is a Related Person, such action must also be approved by the affirmative vote of holders of 67 percent of such shares held by Disinterested Stockholders.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 26th day of February, in the year 1986.


/s/ Richard J. Egan                                                  President
- ---------------------------------------------------------------------

/s/ W. Paul Fitzgerald                                         Assistant Clerk
- ---------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
                I hereby approve the within articles of amendment
              and, the filing fee in the amount of $13,825.00 having been paid, said articles are deemed to have been filed with me this 26th day of February, 1986.



                                  /s/ Michael Joseph Connolly

                                      MICHAEL JOSEPH CONNOLLY
                                        Secretary of State


                        TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF AMENDMENT TO BE SENT

                   TO:
                              Steven E. Asher, Esq.
                   .......................................
                              Ropes & Gray
                   .......................................
                              225 Franklin Street
                   .......................................
                              Boston, Massachusetts 02110
                   .......................................
                   Telephone  423-6100
                            ..............................

FORM CD-72-30M-3/83-172595

/s/
- ----------
 Examiner

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
                   ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2680009
                                                              ---------------

                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  ----------

We,  Richard J. Egan                                       , President and
     W. Paul Fitzgerald                                      Assistant Clerk of

                                EMC Corporation
- --------------------------------------------------------------------------------
                             (Name of Corporation)

located at     12 Mercer Road, Natick, Massachusetts 01760
           ---------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted this meeting held on April 2, 1986, by vote
of  10,340,000  shares of   Common Stock  out of 11,160,000  shares outstanding,
    ----------           ----------------        ----------
                          (Class of Stock)
                shares of                 out of             shares outstanding,
    ----------           ----------------        ----------
                          (Class of Stock)
and             shares of                 out of             shares outstanding,
    ----------           ----------------        ----------
                          (Class of Stock)

            being at least XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX two-thirds of each class outstanding and entitled to
CROSS OUT                 vote thereon and of each class or series of stock
INAPPLICABLE              whose rights are adversely affected thereby:-"
CLAUSE

  The Articles of Organization are amended by deleting Section 6(k) thereof.

C    [ ]
P    [ ]
M    [ ]

         /1/For amendments adopted pursuant to Chapter 156B, Section 70. /2/For amendments adopted pursuant to Chapter 156B, Section 71.

         Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

- -------------------------------------------------------------------------------
                       NO PAR VALUE            WITH PAR VALUE            PAR
KIND OF STOCK        NUMBER OF SHARES         NUMBER OF SHARES          VALUE
- -------------------------------------------------------------------------------
   COMMON
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
  PREFERRED
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


CHANGE the total to:

- -------------------------------------------------------------------------------
                       NO PAR VALUE            WITH PAR VALUE            PAR
KIND OF STOCK        NUMBER OF SHARES         NUMBER OF SHARES          VALUE
- -------------------------------------------------------------------------------
   COMMON
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
  PREFERRED
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 2nd day of April, in the year 1986.


/s/ Richard J. Egan                                                  President
- ---------------------------------------------------------------------

/s/ W. Paul Fitzgerald                                         Assistant Clerk
- ---------------------------------------------------------------

                             [STAMP APPEARS HERE]


                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
                I hereby approve the within articles of amendment
              and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 2nd day of April, 1986.



                                  /s/ Michael Joseph Connolly

                                      MICHAEL JOSEPH CONNOLLY
                                        Secretary of State


                        TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF AMENDMENT TO BE SENT

                   TO:
                              Steven E. Asher, Esq.
                   .......................................
                              Ropes & Gray
                   .......................................
                              225 Franklin St.
                   .......................................
                              Boston, MA 02110
                   .......................................
                   Telephone  (617) 423-6100
                            ..............................

                       The Commonwealth of Massachusetts

                            MICHAEL JOSEPH CONNOLLY

                              Secretary of State
                ONE ASHBURTON PLACE, BOSTON, MASS. 02108  FEDERAL IDENTIFICATION

                        ---------------O---------------   NO. 04-2680009
                                                          -------------------
                           CERTIFICATE OF CORRECTION

                    General Laws, Chapter 156B, Section 6A

Certificate of Correction of    Articles of Amendment
                            ----------------------------------------------------
                                     (title of document to be corrected)

                                      of

                                EMC Corporation
- --------------------------------------------------------------------------------
                             (name of corporation)

It is hereby certified that:

     1.  The name of the corporation (hereinafter called the "corporation") is

           EMC Corporation
         -----------------------------------------------------------------------

     2.  The Articles of Amendment                          of the corporation,
             -----------------------------------------------
                    (title of document to be corrected)

         which was filed with the Secretary of the Commonwealth on May 13, 1987,
                                                                   ------------

         is hereby corrected.

     3. The inaccuracy or defect to be corrected in said document is as follows:
         The date on which the shareholder vote adopting the amendment and on which the Articles were signed is stated to be May 8, 1987; the correct date is May 12, 1987.

     4.  The portion of the document in corrected form is as follows:

1. "We, Richard J. Egan, President and Edward J. Cutter, Assistant Clerk of EMC Corporation do hereby certify that the following amendment to the Articles of Organization of the Corporation was duly adopted at a meeting held on May 12, 1987, by vote of 12,263,565 shares of Common Stock out of 14,577,948 outstanding,..."

2. "IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, we have hereto signed our names this 12th day of May in the year 1987."

IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, we have hereto signed our names this ______________________ day of ________________ in the year 19__.


        /s/ W. Paul Fitzgerald                         President/Vice President
       ----------------------------------------------

        /s/ Edward J. Cutter                              Clerk/Assistant Clerk
       --------------------------------------------------

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                             ARTICLES OF AMENDMENT        FEDERAL IDENTIFICATION
                                                          NO. 04-2680009
                                                          ----------------------
                    General Laws, Chapter 156B, Section 72

   This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  ----------

We,  Richard J. Egan                                            , President and
     Edward J. Cutter                                        Assistant Clerk of

                                EMC Corporation
- --------------------------------------------------------------------------------
                             (Name of Corporation)

located at    171 South Street, Hopkinton, Massachusetts 01748
           ---------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 8, 1987, by vote of

   13,263,565   shares of  Common Stock    out of 14,577,948 shares outstanding,
- ---------------           ----------------        ----------
                          (Class of Stock)

                shares of                  out of            shares outstanding,
- ---------------           ----------------        ----------
                          (Class of Stock)

and             shares of                  out of            shares outstanding,
   ------------           ----------------        ----------
                          (Class of Stock)


CROSS OUT  being at least XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
INAPPLI-   two-thirds of each class outstanding and entitled to vote thereon and
CABLE      of each class or series of stock whose rights are adversely affected
CLAUSE     thereby:-/1/

     The Articles of Organization are amended by adding to Article 6 a new
Article 6(k) as set forth on page 1a attached hereto.

C    [ ]
P    [ ] /1/For amendments adopted pursuant to Chapter 156B, Section 70.
M    [ ] /2/For amendments adopted pursuant to Chapter 156B, Section 71.
R.A. [ ]
         Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

- -------------------------------------------------------------------------------
                       NO PAR VALUE            WITH PAR VALUE            PAR
KIND OF STOCK        NUMBER OF SHARES         NUMBER OF SHARES          VALUE
- -------------------------------------------------------------------------------
   COMMON
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
  PREFERRED
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


CHANGE the total to:

- -------------------------------------------------------------------------------
                       NO PAR VALUE            WITH PAR VALUE            PAR
KIND OF STOCK        NUMBER OF SHARES         NUMBER OF SHARES          VALUE
- -------------------------------------------------------------------------------
   COMMON
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
  PREFERRED
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                          Page 1a to EMC CORPORATION
                             ARTICLES OF AMENDMENT


     (k). No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the extent provided by applicable law notwithstanding any provision of law imposing such liability; provided, however, that to the extent, and only to the extent, required by Section 13(b)(1 1/2) or any successor provision of the Massachusetts Business Corporation Law, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under sections 61 or 62 of the Massachusetts Business Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not be construed in any way so as to impose or create liability. The foregoing provisions of this Article 6(k) shall not eliminate the liability of a director for any act or omission occurring prior to the date on which this Article 6(k) becomes effective. No amendment to or repeal of this Article 6(k) shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this Eighth day of May, in the year 1987.


/s/ Richard J. Egan                                                  President
- ---------------------------------------------------------------------

/s/ Edward J. Cutter                                           Assistant Clerk
- ---------------------------------------------------------------

                             [STAMP APPEARS HERE]


                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
                I hereby approve the within articles of amendment
              and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 13th day of May, 1987.



                                  /s/ Michael Joseph Connolly

                                      MICHAEL JOSEPH CONNOLLY
                                        Secretary of State


                        TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF AMENDMENT TO BE SENT

                   TO:
                              Steven E. Asher, Esq.
                   .......................................
                              Ropes & Gray
                   .......................................
                              225 Franklin Street
                   .......................................
                              Boston, Massachusetts 02110
                   .......................................
                   Telephone  (617) 423-6100
                            ..............................
                                               Copy Mailed

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                                                          FEDERAL IDENTIFICATION
                             ARTICLES OF AMENDMENT        NO. 04-2680009
                                                          ----------------------
                    General Laws, Chapter 156B, Section 72


We,  Michael C. Ruettgers                             , President and
Paul T. Dacier                                          Assistant Clerk of

                                EMC Corporation
- --------------------------------------------------------------------------------
                          (EXACT Name of Corporation)

located at:    171 South St., Hopkinton, MA  01748-9103
           ---------------------------------------------------------------------
                    (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

                                       3
- --------------------------------------------------------------------------------
        (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on May 13, 1992, by vote of:

   21,488,216   shares of      Common      out of 25,411,335 shares outstanding,
- ---------------           ----------------        ----------
                           type, class &
                          series, (if any)

                shares of                  out of            shares outstanding,
- ---------------           ----------------        ----------
                           type, class &
                          series, (if any)

and             shares of                  out of            shares outstanding,
   ------------           ----------------        ----------
                           type, class &
                          series, (if any)


CROSS OUT  being at least a majority of each type, class or series outstanding
INAPPLI-   and entitled to vote thereon:-/1/
CABLE
CLAUSE


C    [ ]
P    [ ] /1/For amendments adopted pursuant to Chapter 156B, Section 70.
M    [ ] /2/For amendments adopted pursuant to Chapter 156B, Section 71.
R.A. [ ]
         Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

      WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

- -------------------------------------     -------------------------------------
    TYPE           NUMBER OF SHARES        TYPE   NUMBER OF SHARES   PAR VALUE
- -------------------------------------     -------------------------------------
COMMON:                                   COMMON:    40,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------
PREFERRED:                                PREFERRED:
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------

CHANGE the total authorized to:

      WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

- -------------------------------------     -------------------------------------
    TYPE           NUMBER OF SHARES        TYPE   NUMBER OF SHARES   PAR VALUE
- -------------------------------------     -------------------------------------
COMMON:                                   COMMON:     60,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------
PREFERRED:                                PREFERRED:
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
EFFECTIVE DATE:
               -----------------------------------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 22nd day of May, in the year 1992.

/s/ Michael C. Ruettgers                                             President
- ---------------------------------------------------------------------

/s/ Paul T. Dacier                                             Assistant Clerk
- ---------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72

================================================================================


     I hereby approve the within articles of amendment and, the filing fee in the amount of $20,000 having been paid, said articles are deemed to have been filed with me this 19th day of June 1992.

                          /s/ Michael Joseph Connolly

                            MICHAEL JOSEPH CONNOLLY
                              Secretary of State















     TO BE FILLED IN BY CORPORATION

                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT



TO:   Paul Dacier, Esq.
   ------------------------------------------
      EMC Corporation
   ------------------------------------------
      171 South Street
   ------------------------------------------
      Hopkinton, MA 01748-9103
   ------------------------------------------
   Telephone:  (508) 435-1000
             --------------------------------

                       The Commonwealth of Massachusetts

                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                                                          FEDERAL IDENTIFICATION
                             ARTICLES OF AMENDMENT        NO. 04-2680009
                                                          ----------------------
                    General Laws, Chapter 156B, Section 72


We,  Michael C. Ruettgers                                       , President and
     Paul T. Dacier                                          Assistant Clerk of

                                EMC Corporation
- --------------------------------------------------------------------------------
                          (EXACT Name of Corporation)

located at:    171 South Street, Hopkinton, Massachusetts  01748
           ---------------------------------------------------------------------
                    (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

                                       3
- --------------------------------------------------------------------------------
        (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on May 12, 1993, by vote of:

   30,580,554   shares of  Common Stock   out of  43,231,192 shares outstanding,
- ---------------           ----------------      -------------
                           type, class &
                          series, (if any)

 -------------  shares of  --------------  out of  --------  shares outstanding,
- ---------------           ----------------        ----------
                           type, class &
                          series, (if any)

and ----------  shares of  --------------  out of  --------  shares outstanding,
   ------------           ----------------        ----------
                           type, class &
                          series, (if any)


CROSS OUT  being at least a majority of each type, class or series outstanding
INAPPLI-   and entitled to vote thereon:-/1/
CABLE
CLAUSE


     [ ]
     [ ] /1/For amendments adopted pursuant to Chapter 156B, Section 70.
     [ ] /2/For amendments adopted pursuant to Chapter 156B, Section 71.
     [ ]
         Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

      WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

- -------------------------------------     -------------------------------------
    TYPE           NUMBER OF SHARES        TYPE   NUMBER OF SHARES   PAR VALUE
- -------------------------------------     -------------------------------------
COMMON:                                   COMMON:    60,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------
PREFERRED:                                PREFERRED:
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------

CHANGE the total authorized to:

      WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

- -------------------------------------     -------------------------------------
    TYPE           NUMBER OF SHARES        TYPE   NUMBER OF SHARES   PAR VALUE
- -------------------------------------     -------------------------------------
COMMON:                                   COMMON:    150,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------
PREFERRED:                                PREFERRED:
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
EFFECTIVE DATE:
               -----------------------------------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 12th day of May, in the year 1993.

/s/ Michael C. Ruettgers                                             President
- ---------------------------------------------------------------------

/s/ Paul T. Dacier                                             Assistant Clerk
- ---------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72

================================================================================


     I hereby approve the within articles of amendment and, the filing fee in the amount of $90,000 having been paid, said articles are deemed to have been filed with me this 12th day of May 1993.

                          /s/ Michael Joseph Connolly

                            MICHAEL JOSEPH CONNOLLY
                              Secretary of State















     TO BE FILLED IN BY CORPORATION

                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT



TO:   Paul T. Dacier, Esquire
   ------------------------------------------
      Vice President and General Counsel
      EMC Corporation
   ------------------------------------------
      171 South Street
      Hopkinton, MA 01748
   ------------------------------------------
   Telephone:  (508) 435-1000 X2250
             --------------------------------

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                                                          FEDERAL IDENTIFICATION
                             ARTICLES OF AMENDMENT        NO. 04-2680009
                                                          ----------------------
                    General Laws, Chapter 156B, Section 72


We,  Michael C. Ruettgers                                       , President and
     Paul T. Dacier                                          Assistant Clerk of

                                EMC Corporation
- --------------------------------------------------------------------------------
                          (EXACT Name of Corporation)

located at:    171 South Street, Hopkinton, Massachusetts  01748
           ---------------------------------------------------------------------
                    (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

                                     3 & 4
- --------------------------------------------------------------------------------
        (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on Nov. 17, 1993, by vote of:

 77,186,366 shares of    Common      out of 92,479,491 shares outstanding, 1*
- ------------         ----------------       ----------
                      type, class &
                     series, (if any)

 61,713,173 shares of    Common      out of 92,479,491 shares outstanding, 2**
- ------------         ----------------       ----------
                      type, class &
                     series, (if any)

and             shares of                  out of            shares outstanding,
   ------------           ----------------        ----------
                           type, class &
                          series, (if any)


CROSS OUT  1* being at least a majority of each type, class or series
INAPPLI-      outstanding and entitled to vote thereon:-/1/
CABLE
CLAUSE     2**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby.-
              /2/

           1* To increase the authorized Common Stock

           2* To authorize Preferred Stock.


C    [ ]
P    [ ] /1/For amendments adopted pursuant to Chapter 156B, Section 70.
M    [ ] /2/For amendments adopted pursuant to Chapter 156B, Section 71.
R.A. [ ]
         Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

      WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

- -------------------------------------     -------------------------------------
    TYPE           NUMBER OF SHARES        TYPE   NUMBER OF SHARES   PAR VALUE
- -------------------------------------     -------------------------------------
COMMON:                                   COMMON:    150,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------
PREFERRED:                                PREFERRED:     -0-
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------

CHANGE the total authorized to:

      WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

- -------------------------------------     -------------------------------------
    TYPE           NUMBER OF SHARES        TYPE   NUMBER OF SHARES   PAR VALUE
- -------------------------------------     -------------------------------------
COMMON:                                   COMMON:    330,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------
PREFERRED:                                PREFERRED:  25,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------

                            ATTACHMENT TO ARTICLES
                              OF AMENDMENT TO THE
                      EMC ARTICLES OF ORGANIZATION DATED
                               NOVEMBER 17, 1993


ARTICLE 4

     The total number of shares of all classes of capital stock which the Company shall be authorized to issue is 355,000,000 shares, consisting of 330,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), and 25,000,000 shares of preferred stock, $.01 par value per share (the "Series Preferred Stock").

Common Stock

     The holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters requiring action by the stockholders or submitted to the stockholders for action, except as may be determined by votes of the directors pursuant to Article 4 hereof or as may otherwise be required by law, and each share of the Common Stock shall entitle the holder thereof to one vote.

     The holders of the Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may from time to time be declared by the directors.

     Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Common Stock shall be entitled to receive the net assets of the Company, after the Company shall have satisfied or made provision for its debts and obligations and for payment to the holders of shares of any class or series having preferential rights to receive distributions of the net assets of the Company.


Preferred Stock

     The shares of Series Preferred Stock may be issued from time to time in one or more series. The directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges, if any, of any such series before the issuance of any shares of that series; provided, however, that if and to the extent that shares of any series have voting rights, such rights shall not be in excess of the greater of (i) one vote per share of such series or (ii) if the shares of such series are convertible into shares of Common Stock, such number of votes per share as equals the number of shares of Common Stock into which one share of such series is at the time of such vote convertible. The directors shall determine the number of shares constituting such series of Series Preferred Stock and each series shall have a distinguishing designation.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
LATER EFFECTIVE DATE:
                     -----------------------------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 17th day of November, in the year 1993.

/s/ Michael C. Ruettgers                                             President
- ---------------------------------------------------------------------

/s/ Paul T. Dacier                                             Assistant Clerk
- ---------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72

================================================================================


     I hereby approve the within articles of amendment and, the filing fee in the amount of $205,100.00 having been paid, said articles are deemed to have been filed with me this 17th day of November 1993.

                          /s/ Michael Joseph Connolly

                              MICHAEL J. CONNOLLY
                              Secretary of State















     TO BE FILLED IN BY CORPORATION

                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT



TO:   Paul T. Dacier, Esq.
   ------------------------------------------
      Vice President and
      General Counsel
   ------------------------------------------
      EMC Corporation
      171 South Street
   ------------------------------------------
      Hopkinton, MA 01748
   Telephone:  (508) 435-1000 X2250
             --------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2680009
                                                          ----------------------

                       The Commonwealth of Massachusetts

                            William Francis Galvin
                         Secretary of the Commonwealth
                             Corporations Division
               One Ashburton Place, Boston, MA 02108-1512

                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72


We,  Michael C. Ruettgers                                           , President
     Paul T. Dacier                                          Assistant Clerk of

                                EMC Corporation
- --------------------------------------------------------------------------------
                          (EXACT Name of Corporation)

located at:    171 South Street, Hopkinton, Massachusetts  01748
           ---------------------------------------------------------------------
                    (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

                                       3
- --------------------------------------------------------------------------------
        (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on May 10, 1995, by vote of:

  163,841,815   shares of      Common     out of 213,268,346 shares outstanding,
- ---------------           ----------------      -------------
                           type, class &
                          series, (if any)

 -------------  shares of  --------------  out of  --------  shares outstanding,
- ---------------           ----------------        ----------
                           type, class &
                          series, (if any)

and ----------  shares of  --------------  out of  --------  shares outstanding,
   ------------           ----------------        ----------
                           type, class &
                          series, (if any)


CROSS OUT  being at least a majority of each type, class or series outstanding
INAPPLI-   and entitled to vote thereon:-/1/
CABLE
CLAUSE


C    [ ]
P    [ ] /1/For amendments adopted pursuant to Chapter 156B, Section 70.
M    [ ] /2/For amendments adopted pursuant to Chapter 156B, Section 71.
R.A. [ ]
         Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

      WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

- -------------------------------------     -------------------------------------
    TYPE           NUMBER OF SHARES        TYPE   NUMBER OF SHARES   PAR VALUE
- -------------------------------------     -------------------------------------
COMMON:                                   COMMON:    330,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------
PREFERRED:                                PREFERRED:  25,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------

CHANGE the total authorized to:

      WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS

- -------------------------------------     -------------------------------------
    TYPE           NUMBER OF SHARES        TYPE   NUMBER OF SHARES   PAR VALUE
- -------------------------------------     -------------------------------------
COMMON:                                   COMMON:    500,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------
PREFERRED:                                PREFERRED:  25,000,000        $.01
.....................................     .....................................
.....................................     .....................................
- -------------------------------------     -------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.
LATER EFFECTIVE DATE:
                     -----------------------------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 10th day of May, in the year 1995.

/s/ Michael C. Ruettgers                                             President
- ---------------------------------------------------------------------

/s/ Paul T. Dacier                                             Assistant Clerk
- ---------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                    GENERAL LAWS, CHAPTER 156B, SECTION 72

================================================================================


     I hereby approve the within articles of amendment and, the filing fee in
the amount of $        having been paid, said articles are deemed to have been
filed with me this      day of          19  .




                            William Francis Galvin
                         Secretary of the Commonwealth














     TO BE FILLED IN BY CORPORATION

                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT



TO:   Paul T. Dacier, Esq.
   ---------------------------------------------------
      Vice President and General Counsel
   ---------------------------------------------------
      EMC Corporation
   ---------------------------------------------------
      171 South Street, Hopkinton, Massachusetts 01748
   ---------------------------------------------------
   Telephone:  (508) 435-1000
             -----------------------------------------